UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

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VERU INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 NW 25th Street, Suite 102, Miami, Florida 33127

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VERU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders (the "Annual Meeting") of Veru Inc. (the "Company") held on March 24, 2020, the Company’s shareholders approved a proposal to amend the Veru Inc. 2018 Equity Incentive Plan (the "Equity Incentive Plan") to (a) increase the number of shares that may be issued thereunder by 5,000,000 and (b) increase the maximum number of awards to an outside director in any fiscal year from 55,000 shares to 100,000 shares.  A copy of the Equity Incentive Plan, as amended, is attached hereto as Exhibit 10.1.

A summary description of the terms of the Equity Incentive Plan is set forth in the Company's definitive proxy statement (the "Proxy Statement") on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2020, as supplemented on February 11, 2020 (the "Supplement").  The section of the Proxy Statement entitled "Proposal 4:  Approval of the Amendment to  the 2018 Equity Incentive Plan" from pages 20 to 25 and the Supplement are incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on March 24, 2020.  A total of 65,073,375 shares of the Company’s common stock were eligible to vote at the Annual Meeting.  The matters voted on at the Annual Meeting were as follows:

1.Election of Directors:

The following individuals were nominated for election to the Board of Directors for terms that expire at the next annual meeting of shareholders.  All of the nominated directors were elected.  The results of the vote on the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Mitchell S. Steiner	26,570,981	133,221	18,691,624
Mario Eisenberger	25,394,262	1,309,940	18,691,624
Harry Fisch	24,961,338	1,742,864	18,691,624
Jesus Socorro	26,166,147	538,055	18,691,624
Michael L. Rankowitz	24,977,887	1,726,315	18,691,624

2.Ratification of Auditors:

The shareholders voted to ratify the appointment by the Company's Audit Committee of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,856,097	527,270	12,459	0

3.Non-Binding Advisory Vote on Executive Compensation:

The shareholders voted in favor of the compensation of the Company's named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,718,299	1,909,681	76,222	18,691,624

In accordance with the shareholder voting results at the 2017 Annual Meeting of Shareholders, in which every "Three Years" received the highest number of votes cast on an advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company's named executive officers, and the Board of Directors' recommendation in the proxy statement for that Annual Meeting of Shareholders, the Company's Board of Directors determined that future shareholder non-binding advisory votes on executive compensation will occur every three years. Accordingly, the next shareholder non-binding advisory vote on executive compensation will be held at the Company's 2023 Annual Meeting of Shareholders.  The next required shareholder non-binding advisory vote regarding the frequency interval will also be held at the Company's 2023 Annual Meeting of Shareholders.

4.Amendment of the Equity Incentive Plan:

The shareholders voted in favor of amending the Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,464,423	4,992,600	247,179	18,691,624

Section 9 – Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
10.1	Veru Inc. 2018 Equity Incentive Plan (as amended and restated effective March 24, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2020	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer